Exhibit 10.2

LOTON, CORP.

NOTICE OF GRANT

AND

RESTRICTED STOCK AGREEMENT

Subject to the terms and conditions of this Notice of Grant and Restricted Stock Agreement including the attachments hereto (collectively, “Notice and Agreement”) and pursuant to the Employment Agreement dated as of May 3, 2017, by and between Loton, Corp. (the “Company”) and Douglas Schaer (“Schaer”), the Company hereby grants to THE SCHAER FAMILY TRUST DTD 2/4/08 (“Grantee”) the number of shares of Restricted Common Stock of Loton, Corp., as set forth below (“Common Shares”):

Grantee:	The Schaer Family Trust DTD 2/4/08

Address:	2119 Pelham Avenue Los Angeles, CA 90025

Social Security Number: Number of Restricted Common Shares Granted:	400,000 Shares

Grant Date:	Dated and effective May 3, 2017

Period of Restriction (see Section 2 of the attached Restricted Stock Agreement)	At the end of the latter of the One (1) year anniversary of the date on which Company’s underwritten public offering of its common stock closes or September 30, 2018, the restrictions on transfer imposed by the Restricted Stock Agreement on 200,000 Shares shall lapse and on the Second Anniversary of the date hereof the restrictions on transfer imposed by the Restricted Stock Agreement on remaining 200,000 Shares shall lapse.

By signing below, Grantee accepts this grant of Common Shares and hereby represents that it: (i) agrees to the terms and conditions of this Notice and Agreement; (ii) has reviewed the Notice and Agreement in their entirety, and has had an opportunity to obtain the advice of legal counsel and/or tax advice with respect thereto; (iii) fully understands and accepts all provisions hereof; (iv) agrees to accept as binding, conclusive, and final all of the Company’s decisions regarding, and all interpretations of, the Notice and Agreement; (v) agrees to notify the Company upon any change in Grantee’s’s address indicated above; and Schaer hereby acknowledges and consents to the terms and conditions of this Notice and Agreement.

AGREED AND ACCEPTED:

/s/ Douglas Schaer
Douglas Schaer

THE SCHAER FAMILY TRUST DTD 2/4/08

By:	/s/ Douglas Schaer
Douglas Schaer

By:	/s/ Karen Schaer
Karen Schaer

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LOTON, CORP.

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (this “Agreement”) is dated as of May 3, 2017 (the “Effective Date”), by and between Loton, Corp., a Nevada corporation (the “Company”), and Douglas Schaer (“Schaer”) and The Schaer Family Trust (“Grantee”).

RECITALS

WHEREAS, Schaer is an employee of the Company and is entitled to a grant of “Shares” (defined below) under the terms of the Employment Agreement between the Company and Scherer, dated as of the Effective Date (the “Employment Agreement”);

WHEREAS, Schaer has assigned his right to receive the Shares to Grantee and Company desires to issue the Shares to the Grantee in accordance with and subject to all the terms and conditions of this Agreement and the Employment Agreement; and

WHEREAS, the parties hereto desire to memorialize grant of shares of the Company’s Common Stock for the reasons set forth above.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.            Grant of Shares.

(a)          Upon the full execution of this Agreement, the Company shall issue to the Grantee 400,000 restricted shares of the Company’s Common Stock (the “Shares”), which shares shall vest in accordance with Section 1(b) below and shall be subject to all the terms and conditions of the Employment Agreement, including the forfeiture provisions contained therein.

(b)           The Shares shall vest in increments, in accordance with the following schedule: (i) the first tranche of Two Hundred Thousand (200,000) Shares shall vest twelve (12) months from the Effective Date; and (ii) the second tranche of 200,000 Shares shall vest in twelve (12) equal monthly installments (at the end of each month) starting with the thirteenth (13th) month from the Effective Date and ending with the twenty-fourth (24th) month from the Effective Date.

2.            Restrictions Against Transfer.

(a)          Restrictions Imposed by this Agreement. The Grantee agrees that it will not transfer, assign, hypothecate, or in any way dispose of any of the Shares, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, until the following dates:

(i) At the end of the latter of the One (1) year anniversary of the date on which Company’s underwritten public offering of its common stock closes or September 30, 2018, the restrictions on transfer imposed by this Restricted Stock Agreement on 200,000 Shares shall lapse; and

(ii) On the second anniversary of the date hereof, the restrictions on transfer imposed by this Restricted Stock Agreement on remaining 200,000 Shares shall lapse.

Any purported transfer in violation of any provision of this Agreement shall be void and ineffectual, and shall not operate to transfer any interest or title to the purported transferee.

(b)          Federal Law Restrictions on Transfer. The Grantee hereby acknowledges that in addition to the restrictions imposed by subsection 2(a), above, the following restrictions also apply with respect to the Shares:

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(i)          The Shares held by the Grantee must be held indefinitely unless registered under the Securities Act of 1933, as amended (the “Act”), or unless, in the opinion of counsel of the Company, an exemption from such registration is available;

(ii)         Only the Company may file a registration statement with the Securities and Exchange Commission (the “SEC”) and the Company is under no obligation to do so with respect to the Shares;

(iii)        Exemption from registration may not be available or may not permit the Grantee to transfer Shares in the amounts or at the times proposed by the Grantee;

(iv)        The Acquiror has been advised that Rule 144 promulgated by the SEC under the Act (“Rule 144”), which provides for certain limited, routine sales of unregistered securities through brokers, is not presently available with respect to the Shares and may never be available, and in any event, requires that the Shares be held and fully paid for within the meaning of Rule 144 for a minimum of one (1) year, and possibly longer, before they may be resold under Rule 144;

(v)         The Company is under no obligation to file any disclosure statement with the SEC or to furnish the Grantee with information to sell any of the Shares under Rule 144; and

(vi)        In reliance upon the representations of the Grantee set forth in Section 3 below, the Company has not registered the Shares with the SEC under the Act.

(b)          Representation by Transferee. The Grantee agrees that it will not transfer, assign, hypothecate, or in any way dispose of any of the Shares to a transferee until such transferee executes a written consent to be bound by the terms and conditions of this Agreement in form and substance satisfactory to the Company.

3.            Representations of the Acquiror. The Grantee represents and warrants to the Company that:

(a)          It is acquiring the Shares for its own account for investment only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Act;

(b)          It has no present intention of selling or otherwise disposing of all or any portion of the Shares, and no other person has any beneficial ownership in the Shares;

(c)          It has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition;

(d)          It has had ample opportunity to ask questions of and receive answers from the Company’s representatives concerning this investment and to obtain any and all documents requested in order to supplement or verify any of the information supplied; and

(e)          It recognizes (i) the lack of liquidity of the Shares and restrictions upon transferability thereof (e.g., that the undersigned may not be able to sell or dispose of them or use them as collateral for loans), and (ii) the qualifications and backgrounds of the principals of the Company, among other matters.

4.             Inducement. In order to induce the Company to consent to the grant of the Shares to Grantee in accordance with this Agreement, Schaer hereby guarantees the full and complete performance of the terms and conditions of this Agreement by the Grantee, and acknowledges and agrees that the Shares granted hereunder to Grantee shall be subject to all the terms and conditions of this Agreement and the Employment Agreement, including the forfeiture provisions contained therein. Schaer acknowledges and agrees that the grant of the Shares to Grantee hereunder satisfies the Company’s obligation to grant the Shares to Schaer under the Employment Agreement.

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5.            Notices. All notices required or desired to be given pursuant to this Agreement shall be in writing and shall be personally served (including by commercial delivery or courier service) or given by mail or facsimile. Any notice given by mail shall be deemed to have been given and received when seventy-two (72) hours have elapsed from the time such notice was deposited in the United States mails, certified or registered and first-class postage prepaid, addressed, if intended to a party to this Agreement, at the address set forth below its signature or to such other address as such party may have designated by like written notice to each of the other parties from time to time.

6.            Refusal to Transfer. The Company shall not be required:

(a)          To transfer on its books any Shares that have been sold, given away, or otherwise transferred in violation of any provision set forth in this Agreement; or

(b)          To treat as owner of such Shares or to accord the right to receive dividends to any purchaser, donee, or other transferee to whom such Shares shall have been so transferred.

7.            Restriction on Certificates.

(a)          Legends. The Company and the Grantee agree that all certificates representing all Shares of the Company which at any time are subject to the provisions of this Agreement shall have endorsed upon them legends substantially similar to the following:

THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF THE VARIOUS STATES, AND HAVE BEEN ISSUED AND SOLD PURSUANT TO AN EXEMPTION FROM THE ACT, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED BY THE HOLDER THEREOF AT ANY TIME, EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, FILED UNDER THE ACT COVERING THE SHARES, OR (2) UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE SHARES MAY BE TRANSFERRED WITHOUT REGISTRATION.

THESE SHARES HAVE NOT BEEN QUALIFIED UNDER ANY STATE SECURITIES LAWS AND MAY ALSO BE RESTRICTED UNDER THE PROVISIONS OF SUCH LAWS. THESE SHARES MUST BE HELD INDEFINITELY UNLESS THEY ARE SUBSEQUENTLY QUALIFIED OR ARE OTHERWISE EXEMPT FROM QUALIFICATION UNDER SUCH LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THAT CERTAIN RESTRICTED STOCK AGREEMENT, BETWEEN THE COMPANY AND THE HOLDER HEREOF, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(b)           Stop Transfer Instructions. The Grantee agrees that in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, with respect to such certificates or instruments and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

8.            Code Section 83(b) Election. Grantee acknowledges that he has been informed and is aware of the following income tax consequences resulting from the receipt and vesting of the Shares:

(a)          Grantee will be taxed on the fair market value of the Shares as and when the restrictions lapse in accordance with the provisions of this Agreement and any related agreement (such fair market value determined on such vesting dates), unless Grantee files an election pursuant to Section 83(b) of the Code (and any similar state tax provisions if applicable). If such an election is made, Grantee will be taxed currently on the full fair market value of the Shares on the Effective Date. Any such election must be filed by Grantee with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within 30 days of the receipt of the Shares. A form of Election under Section 83(b) is attached hereto. GRANTEE ACKNOWLEDGES THAT IT IS HIS OR HER SOLE RESPONSIBILITY AND NOT THE COMPANY’S (i) TO DETERMINE WHETHER OR NOT TO MAKE ANY ELECTION UNDER SECTION 83(b) OF THE CODE, AND (ii) IF GRANTEE DETERMINES TO MAKE ANY SUCH ELECTION, TO TIMELY FILE SUCH ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF GRANTEE ASKS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON HIS OR HER BEHALF. Grantee must obtain its own counsel to determine whether Grantee is eligible to make an 83(b) election and Grantee’s compliance with all tax reporting obligations relating to the Agreement, and the Company makes no representations with regard to any reporting obligations of the Grantee including the filing of an 83(b) election or the form attached hereto.

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(b)          Grantee shall notify the Company immediately in writing in the event Grantee makes an election under Section 83(b) of the Code (or any successor provision) or corresponding provisions of state or local tax laws with respect to the Shares.

9.            General Provisions.

(a)          Severability. In the event that any of the provisions of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions shall not be affected thereby.

(b)          Construction. All pronouns used in this Agreement shall be deemed to refer to the masculine, feminine, neuter, singular or plural as identification of the person or persons, firm or firms, corporation or corporations may require.

(c)          Governing Law. This Agreement shall be governed by the laws of the State of Nevada, without regard to its conflicts of laws rules or provisions.

(d)          Amendment. No amendment or variation of the terms of this Agreement, with or without consideration, shall be valid unless made in writing and signed by all of the parties to this Agreement at the time of such amendment.

(e)          Inurement. Subject to the restrictions against transfer or assignment contained herein, the provisions of this Agreement shall inure to the benefit of and shall be binding upon the assigns, successors in interest, personal representatives, estates, heirs, and legatees of each of the parties. The Grantee agrees that it will not hypothecate or otherwise create or suffer to exist any lien, claim, or encumbrance upon any of its Shares at any time subject hereto, other than an encumbrance created or permitted by this Agreement.

(f)          Entire Agreement. This Agreement, the Notice of Grant, and the Employment Agreement contain the entire understanding between the parties concerning the subject matter contained herein. There are no representations, agreements, arrangements, or understandings, oral or written, between or among the parties, relating to the subject matter of this Agreement, the Notice of Grant, and the Employment Agreement which are not fully expressed herein or therein.

(g)          Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

(h)          Counterparts; Originals. This Agreement may be executed in one or more counterparts and by PDF or facsimile, each of which shall be deemed an original and all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written.

LOTON, CORP

By:	/s/ Robert Ellin
Name:	Robert Ellin
Title:	Executive Chairman and President

/s/ Douglas Schaer
Douglas Schaer

THE SCHAER FAMILY TRUST DTD 2/4/08

By:	/s/ Douglas Schaer
Douglas Schaer

By:	/s/ Karen Schaer
Karen Schaer

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SECTION 83(b) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)         Name: ______________________________________________________________

Address: ___________________________________________________________

___________________________________________________________

Social Security No.: __________________

(2)         The property with respect to which the election is being made is ______________ shares of the common stock of Loton, Corp., a Nevada corporation (“Shares”).

(3)         The date on which the Shares were acquired is __________________, 2017.

(4)         The taxable year in which the election is being made is the calendar year 2017.

(5)         The property is subject to surrender and cancellation if for any reason the taxpayer ceases to be an employee the issuer prior to specified vesting dates. This restriction lapses in accordance with the terms of an agreement between the company and taxpayer.

(6)         The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $________ per share.

(7)         The amount paid for such property is $  0     per share.

(8)         A copy of this statement was furnished to Loton, Corp., for whom taxpayer rendered the services underlying the transfer of property.

(9)         This statement is executed as of _________________, 2017.

Signature:
Taxpayer

Taxpayer’s Spouse, if any

NOTE: To make the election, this form must be filed with the Internal Revenue Service Center with which taxpayer files his/her Federal income tax returns. The filing must be made within thirty (30) days after the Effective Date of the Restricted Stock Agreement.

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